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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K



                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reports)     October 2, 2000
                                                       -------------------



                             CII TECHNOLOGIES, INC.
                               (formerly known as
                       COMMUNICATIONS INSTRUMENTS, INC.)
             (Exact name of registrant as specified in its charter)


             North Carolina                           56-182-82-70
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)               Identification No.)

   1200 Ridgefield Blvd., Suite 200,                     28806
       Asheville, North Carolina                       (Zip Code)
(Address of principal executive offices)


                                 (828) 670-5300
              (Registrant's telephone number, including area code)


Communications Instruments, Inc., 1396 Charlotte Highway, Fairview, NC 28730 (Former name or former address, if changed since last report)
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Item 4.    Changes in Registrant's Certifying Accountant.

   (a)  Previous independent accountants

        1. On October 2, 2000, CII Technologies, Inc. ("CII") dismissed Deloitte and Touche LLP ("D&T") as its independent accountants.

        2. The reports of D&T on CII's consolidated financial statements for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        3. CII's audit committee recommended the decision to change independent accountants and the Board of Directors approved the change.

        4. In connection with its audits for the two most recent fiscal years ended December 31, 1999 and through October 2, 2000, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

        5. During the two most recent fiscal years and through October 2, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        6. CII has requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated October 2, 2000 is filed as Exhibit 16.1 to this Form 8-K.

   (b)  New independent accountants

        1. CII engaged Ernst & Young LLP ("E&Y") as its new independent accountants as of October 2, 2000.

        2. During the two most recent fiscal years and through October 2, 2000, CII has not consulted with E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on CII's financial statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits

        16.1  Letter from Deloitte and Touche LLP dated October 2, 2000.
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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CII Technologies, Inc.

                                    By:  /s/ Richard L. Heggelund
                                    -------------------------------------------
                                            Richard L. Heggelund
                                    Vice President and Chief Financial Officer